================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                ----------------

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 2, 2006

                                ----------------

                          OPINION RESEARCH CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                ----------------

          DELAWARE                         1-14927                         22-3118960
(STATE OR OTHER JURISDICTION       (COMMISSION FILE NUMBER)             (I.R.S. EMPLOYER
     OF INCORPORATION)                                                 IDENTIFICATION NO.)

   600 COLLEGE ROAD EAST, SUITE 4100,
        PRINCETON, NEW JERSEY                                    08540
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (609) 452-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 2, 2006, Opinion Research Corporation (the "Company") issued a press release announcing its financial results for the quarter and year ended December 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this report, including Exhibit 99.1, is furnished pursuant to
Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit 99.1: Press Release dated March 2, 2006 regarding financial results for the quarter and year ended December 31, 2005.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          OPINION RESEARCH CORPORATION


Date: March 2, 2006                       By:      /s/ Douglas L. Cox
                                             -----------------------------------
                                             Name:  Douglas L. Cox
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
99.1            Press Release dated March 2, 2006 regarding financial results for the quarter and year ended December 31, 2005